Exhibit 99.3

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Bilings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	20	4,199,519.97	2.06	5.336	664	77.70
5.501 - 6.000	100	21,029,939.45	10.33	5.825	643	76.84
6.001 - 6.500	142	27,486,208.81	13.50	6.317	643	77.97
6.501 - 7.000	222	43,065,141.33	21.15	6.779	634	78.65
7.001 - 7.500	166	31,168,637.16	15.31	7.281	619	78.80
7.501 - 8.000	141	24,886,490.86	12.22	7.768	602	78.42
8.001 - 8.500	82	14,623,804.95	7.18	8.272	592	82.39
8.501 - 9.000	133	13,838,667.77	6.80	8.731	600	86.80
9.001 - 9.500	60	5,356,271.91	2.63	9.312	589	84.69
9.501 - 10.000	147	9,753,264.79	4.79	9.859	619	93.27
10.001 - 10.500	68	3,625,509.47	1.78	10.349	622	96.31
10.501 - 11.000	44	2,979,097.23	1.46	10.760	595	90.22
11.001 - 11.500	8	549,997.25	0.27	11.383	600	91.45
11.501 - 12.000	22	1,084,500.10	0.53	11.958	609	99.65

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: 5.150 Max: 12.000 Weighted Average: 7.402

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	210	7,574,982.03	3.72	9.995	647	98.61
50,000.01 - 100,000.00	266	19,535,554.53	9.59	8.706	627	85.29
100,000.01 - 150,000.00	265	33,659,384.77	16.53	7.426	613	76.83
150,000.01 - 200,000.00	271	46,711,856.73	22.94	7.166	614	79.41
200,000.01 - 250,000.00	159	35,375,569.38	17.37	7.099	626	80.64
250,000.01 - 300,000.00	89	24,412,473.15	11.99	6.961	628	79.82
300,000.01 - 350,000.00	41	13,240,398.31	6.50	7.183	632	80.66
350,000.01 - 400,000.00	25	9,325,682.77	4.58	6.861	623	79.63
400,000.01 - 450,000.00	17	7,163,747.84	3.52	7.068	621	81.76
450,000.01 - 500,000.00	7	3,369,759.42	1.65	7.362	601	76.51
500,000.01 - 550,000.00	2	1,048,800.00	0.52	6.224	686	80.00
700,000.01 - 750,000.00	1	716,800.00	0.35	6.810	658	80.00
750,000.01 - 800,000.00	2	1,512,042.12	0.74	6.583	641	79.74

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: $14,591.48 Max: $757,612.61 Average: $150,293.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	562	99,056,460.60	48.64	7.460	599	78.92
ARM 2/28 - 60 mo. IO	154	34,061,277.66	16.73	6.793	658	80.18
ARM 5/25	89	16,164,468.75	7.94	6.841	622	77.53
Fixed - Balloon 30/15	299	14,758,662.22	7.25	9.958	651	99.57
ARM 2/28 - Balloon 40/30	70	14,602,198.67	7.17	6.948	636	80.78
Fixed 30 yr	65	9,925,735.74	4.87	6.824	622	73.78
ARM 5/25 - 60 mo. IO	22	5,788,509.90	2.84	6.380	672	78.09
Fixed 20 yr	62	3,267,594.07	1.60	9.616	664	98.63
ARM 3/27	10	2,117,526.00	1.04	7.135	638	76.18
ARM 5/25 - Balloon 40/30	7	1,565,176.40	0.77	6.841	621	79.82
ARM 3/27 - 60 mo. IO	5	1,189,799.99	0.58	6.624	655	81.29
ARM 3/27 - Balloon 40/30	3	521,629.96	0.26	7.686	608	82.97
Fixed 15 yr	5	476,902.21	0.23	6.967	629	72.69
Fixed 25 yr	1	102,560.36	0.05	6.125	679	44.59
Fixed 10 yr	1	48,548.52	0.02	6.450	700	47.62

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	842	158,378,042.90	77.77	7.203	617	79.00
Adjustable Balloon	80	16,689,005.03	8.20	6.961	634	80.76
Fixed Balloon	299	14,758,662.22	7.25	9.958	651	99.57
Fixed	134	13,821,340.90	6.79	7.482	633	79.31

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 5.00	1	70,873.91	0.03	8.650	790	100.00
5.01 - 10.00	1	104,824.09	0.05	6.905	565	53.30
10.01 - 15.00	6	797,968.95	0.39	6.489	655	71.71
15.01 - 20.00	17	2,551,449.39	1.25	6.710	629	71.38
20.01 - 25.00	55	7,858,230.75	3.86	7.144	621	77.88
25.01 - 30.00	84	11,905,222.78	5.85	7.278	613	77.37
30.01 - 35.00	152	19,718,457.84	9.68	7.417	622	79.07
35.01 - 40.00	237	33,739,887.87	16.57	7.337	627	80.67
40.01 - 45.00	333	49,843,158.82	24.48	7.475	626	82.15
45.01 - 50.00	427	69,418,381.74	34.09	7.479	622	81.69
50.01 - 55.00	42	7,638,594.91	3.75	7.254	593	77.78

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: 5.00 Max: 55.00 Weighted Average: 41.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	256	48,670,508.32	23.90	7.273	625	79.23
2	786	129,025,126.68	63.36	7.258	619	79.84
3	285	24,492,619.31	12.03	8.258	630	86.70
4	21	1,026,334.11	0.50	10.101	627	98.29
5	5	319,327.73	0.16	9.960	710	99.16
6	2	113,134.90	0.06	10.699	661	100.00

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: 1 Max: 6 Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	995	185,764,586.88	91.22	7.159	619	78.84
2	360	17,882,464.17	8.78	9.930	654	99.58

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	54,972.95	0.03	9.500	629	18.03
20.01 - 25.00	4	339,595.80	0.17	7.361	555	23.68
25.01 - 30.00	2	159,721.00	0.08	7.777	637	28.04
30.01 - 35.00	4	425,460.56	0.21	7.338	590	33.04
35.01 - 40.00	2	195,719.65	0.10	6.153	639	37.37
40.01 - 45.00	5	451,256.12	0.22	6.656	616	43.46
45.01 - 50.00	7	725,759.03	0.36	7.855	591	46.19
50.01 - 55.00	17	2,499,084.59	1.23	6.877	593	52.64
55.01 - 60.00	22	3,021,276.27	1.48	7.120	572	56.98
60.01 - 65.00	31	4,852,559.90	2.38	7.498	577	63.15
65.01 - 70.00	62	9,836,037.36	4.83	7.068	587	68.87
70.01 - 75.00	72	12,340,127.57	6.06	6.961	587	73.61
75.01 - 80.00	569	113,336,444.05	55.65	6.999	632	79.81
80.01 - 85.00	80	14,288,027.03	7.02	7.634	597	84.67
85.01 - 90.00	101	19,089,549.44	9.37	7.557	624	89.60
90.01 - 95.00	35	4,879,430.93	2.40	8.776	602	94.79
95.01 - 100.00	341	17,152,028.80	8.42	9.926	655	99.90

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: 18.03 Max: 100.00 Weighted Average: 80.66

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	60	9,298,114.30	4.57	8.447	510	73.42
520 - 539	59	9,256,653.95	4.55	7.880	529	75.07
540 - 559	71	11,563,086.05	5.68	7.848	549	76.76
560 - 579	68	12,011,908.69	5.90	7.857	569	79.27
580 - 599	151	24,724,202.09	12.14	7.351	590	79.77
600 - 619	192	28,816,605.48	14.15	7.681	611	81.91
620 - 639	224	31,120,886.55	15.28	7.308	629	81.73
640 - 659	174	25,027,247.81	12.29	7.073	649	81.70
660 - 679	143	21,736,710.19	10.67	6.933	669	81.39
680 - 699	90	14,325,062.72	7.03	7.026	688	83.37
700 - 719	61	7,777,940.21	3.82	7.108	709	84.38
720 - 739	28	4,244,585.15	2.08	6.999	730	83.60
740 - 759	13	1,350,519.71	0.66	7.396	749	83.84
760 - 779	13	1,696,871.01	0.83	6.881	768	81.88
780 - 799	6	573,322.25	0.28	7.602	788	87.45
800 - 819	2	123,334.89	0.06	7.394	805	85.23

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Min: 500 Max: 811 NZ Weighted Average: 622

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	748	107,388,232.07	52.73	7.523	642	83.15
Cashout Refinance	513	87,364,253.92	42.90	7.200	600	77.15
Rate/Term Refinance	94	8,894,565.06	4.37	7.927	613	85.02

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,101	171,912,490.29	84.42	7.359	619	80.46
Condo	236	28,261,741.51	13.88	7.676	636	81.85
Duplex	13	2,288,683.51	1.12	7.352	646	81.17
3-4 Family	5	1,184,135.74	0.58	7.252	677	80.42

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	674	101,545,716.46	49.86	7.713	630	80.14
Full	442	63,532,072.69	31.20	7.214	620	82.45
Full Doc Plus	237	37,523,763.10	18.43	6.888	606	78.97
Limited	2	1,045,498.80	0.51	7.151	598	82.40

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,297	194,865,412.15	95.69	7.409	621	80.75
Non-Owner Occupied	41	5,574,146.62	2.74	7.338	654	76.47
Second Home	17	3,207,492.28	1.58	7.103	635	82.23

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Florida	1,355	203,647,051.05	100.00	7.402	622	80.66

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	37	7,568,208.31	3.72	7.472	639	81.17
12	8	1,761,308.99	0.86	7.176	610	70.41
24	1,070	158,640,917.52	77.90	7.491	619	81.23
36	240	35,676,616.23	17.52	7.004	634	78.52

Total:	1,355	203,647,051.05	100.00	7.402	622	80.66

Loans with Penalty: 96.28

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	722	141,934,697.40	81.07	7.061	629	80.11
5.501 - 6.000	88	16,054,994.70	9.17	7.275	591	78.52
6.001 - 6.500	85	13,066,885.89	7.46	7.890	560	73.15
6.501 - 7.000	27	4,010,469.94	2.29	8.704	555	68.02

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 5.500
Max: 6.950
Weighted Average (>0): 5.623

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	5	1,061,604.68	0.61	5.316	678	78.11
10.501 - 11.000	18	4,046,972.28	2.31	5.788	666	77.00
11.001 - 11.500	43	9,136,707.36	5.22	5.944	654	78.25
11.501 - 12.000	87	18,157,309.02	10.37	6.094	632	77.52
12.001 - 12.500	122	23,798,337.15	13.59	6.462	643	78.33
12.501 - 13.000	196	38,458,394.64	21.97	6.852	632	79.01
13.001 - 13.500	145	27,199,012.03	15.54	7.303	616	79.04
13.501 - 14.000	119	21,603,658.26	12.34	7.803	600	78.78
14.001 - 14.500	71	13,572,022.55	7.75	8.264	594	83.09
14.501 - 15.000	56	9,303,995.26	5.31	8.734	570	82.08
15.001 - 15.500	24	3,595,652.03	2.05	9.324	557	78.27
15.501 - 16.000	24	3,343,615.34	1.91	9.706	553	82.60
16.001 - 16.500	3	448,871.74	0.26	10.284	522	80.73
16.501 - 17.000	8	1,106,972.54	0.63	10.699	534	76.11
17.001 - 17.500	1	233,923.05	0.13	11.370	576	80.97

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 10.150
Max: 17.370
Weighted Average (>0): 13.045

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	21	4,506,905.20	2.57	5.381	665	77.85
5.501 - 6.000	79	17,094,048.16	9.76	5.815	643	77.73
6.001 - 6.500	131	26,060,692.31	14.89	6.315	645	78.48
6.501 - 7.000	207	40,857,635.34	23.34	6.782	633	78.70
7.001 - 7.500	159	30,161,202.64	17.23	7.281	619	78.91
7.501 - 8.000	130	23,461,553.00	13.40	7.768	601	78.62
8.001 - 8.500	75	14,038,883.62	8.02	8.268	593	82.88
8.501 - 9.000	60	10,157,092.96	5.80	8.728	569	82.17
9.001 - 9.500	23	3,447,716.81	1.97	9.293	560	78.19
9.501 - 10.000	24	3,343,615.34	1.91	9.706	553	82.60
10.001 - 10.500	4	596,806.96	0.34	10.226	518	80.55
10.501 - 11.000	8	1,106,972.54	0.63	10.699	534	76.11
11.001 - 11.500	1	233,923.05	0.13	11.370	576	80.97

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 5.150
Max: 11.370
Weighted Average (>0): 7.179

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	776	146,974,777.57	83.95	7.244	617	79.42
3.000	28	4,574,115.31	2.61	7.458	610	77.94
5.000	118	23,518,155.05	13.43	6.727	635	77.82

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 2.000 Max: 5.000 Weighted Average (>0): 2.429

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	922	175,067,047.93	100.00	7.180	619	79.17

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	51	9,645,474.09	5.51	7.262	616	80.59
22	513	95,727,576.01	54.68	7.221	612	79.15
23	222	42,346,886.83	24.19	7.332	625	79.69
33	4	808,885.05	0.46	7.233	611	83.04
34	11	2,475,322.85	1.41	6.973	645	77.00
35	3	544,748.05	0.31	7.138	656	79.91
57	5	893,795.24	0.51	6.416	658	80.46
58	82	16,845,486.37	9.62	6.700	636	78.36
59	31	5,778,873.44	3.30	6.854	626	75.82

Total:	922	175,067,047.93	100.00	7.180	619	79.17

Min: 21
Max: 59
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.